UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 10, 2007 (July 3, 2007)
AMICAS, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-25311	59-2248411

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Guest Street, Boston, MA	02135

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 617-779-7878
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
          On July 3, 2007, the Board of Directors of AMICAS, Inc. (the “Company”) approved an amendment to the Company’s Directors Stock Option Plan (the “Plan”) to extend the time period for which a director may exercise his or her options granted under the Plan from thirty days to nine months following the date that such director ceases to be a member of the Board of Directors for any reason, including, but not limited to, his or her death or disability.
          A copy of the Plan is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

10.1	AMICAS, Inc. Amended and Restated Directors Stock Option Plan.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMICAS, INC.
By:	/s/ Joseph D. Hill
	Name:	Joseph D. Hill
	Title:	Sr. Vice President and Chief Financial Officer
Date: July 10, 2007

EXHIBIT INDEX

Exhibit Number		Description

(d)	Exhibits.

10.1	AMICAS, Inc. Amended and Restated Directors Stock Option Plan.